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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 1, 1998
                        --------------------------------
                        (Date of earliest event reported)


                        --------------------------------


                                  H.T.E., INC.
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             (Exact name of registrant as specified in its charter)


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            FLORIDA                      0-22657                59-2133858
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation or organization)                             Identification No.)


                           1000 BUSINESS CENTER DRIVE
                            LAKE MARY, FLORIDA 32746
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               (Address of principal executive offices, zip code)


                                 (407) 304-3235
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              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 1, 1998 (the "Closing Date"), H.T.E., Inc., a Florida corporation ("HTE" or "Registrant"), completed the acquisition of UCS, Inc., a Florida corporation ("UCS"), pursuant to that certain Agreement and Plan of Merger dated as of May 12, 1998 (the "Merger Agreement") by and among HTE, HTE-UCS, Inc., a Florida corporation and a wholly-owned subsidiary of HTE (the "Merger Sub"), UCS and O. F. Ramos, William K. North, Robert W. Nelson, Dania Ramos, Thomas F. Mersch and Alvin W. North (collectively, the "UCS Shareholders"), as amended by that certain First Amendment to Agreement and Plan of Merger dated as of May 28, 1998 by and among the parties to the Merger Agreement (the "First Amendment"). Specifically, pursuant to the Merger Agreement, UCS became a wholly-owned subsidiary of the Registrant by the merger of the Merger Sub with and into UCS, with UCS being the surviving entity (the "Merger"). The Registrant intends the Merger to qualify as a tax-free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended, and to be treated as a pooling of interests under Accounting Principles Board Opinion No. 16.

         At the Closing Date, the Registrant delivered as the merger consideration 560,000 shares of its common stock (the "Merger Consideration Shares") as follows: (i) 502,863 HTE shares directly to the Shareholders in accordance with their respective ownership percentages of UCS, (ii) 29,360 HTE shares to, and as consideration for the buy out by the Registrant of all options to purchase UCS common stock outstanding at the Closing Date which were held by certain employees of UCS, and (iii) 27,778 HTE shares to the escrow agent as "hold back" shares to be held in escrow for a period 180 days from the Closing Date as security for any breach or violation of UCS' or the Shareholders' representations, warranties or covenants under the Merger Agreement, as amended. To the extent not disbursed to the Registrant to satisfy any escrow claims by the Registrant, the "hold back" shares will be delivered to the Shareholders at the end of the escrow period. All of the Merger Consideration Shares issued pursuant to the Merger are to be registered on a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, on or before thirty (30) days after the Closing Date.

         UCS is a leading mobile work force automation provider of field-based reporting software. The Merger is expected to

                                      -2-

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benefit customers and UCS partners by providing them with a full spectrum of products and services. The Merger will enable law enforcement officials to use HTE software throughout the entire criminal justice process - from the first point of contact with a suspect in the field through the judicial system and throughout the incarceration period. The Registrant acquired UCS because the Registrant desires to (i) expand the variety of enterprise-wide software applications which the Registrant currently offers for sale and services and, in particular, its public safety and justice product line, (ii) strengthen its Windows-based NT/95 offerings, and (iii) expand its customer base, the focus of which continues to be public sector organizations and utilities.

         Prior to the Merger, since January, 1998, the Registrant was a reseller of one of UCS' software applications.

         Copies of the Merger Agreement and the First Amendment are attached as
Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference to such copy of the Merger Agreement and the First Amendment thereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

                  Financial Statements of the acquired Business will be provided within the next sixty (60) days as an amendment to this filing.

         (b)      PRO FORMA FINANCIAL INFORMATION:

                  The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant, will be provided within the next sixty
(60) days as an amendment to this filing.

         (c)      EXHIBITS:

         2.1 Agreement and Plan of Merger dated as of May 12, 1998 by and among HTE, HTE-UCS, Inc., a Florida corporation and a wholly-owned subsidiary of HTE (the "Merger Sub"), UCS and O.
                  F. Ramos, William K. North, Robert W. Nelson, Dania Ramos, Thomas F. Mersch and Alvin W. North.

                                      -3-

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         2.2      Amendment to Agreement and Plan of Merger dated as of May 28,
                  1998 by and among HTE, HTE-UCS, Inc., a Florida corporation and a wholly-owned subsidiary of HTE (the "Merger Sub"), UCS and O. F. Ramos, William K. North, Robert W. Nelson, Dania Ramos, Thomas F. Mersch and Alvin W. North.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    H.T.E., INC.
                                    (Registrant)

Date:  June 12, 1997                By: /s/ L.A. GORNTO, JR.
                                        ------------------------
                                        L.A. Gornto, Jr.
                                        Executive Vice President,
                                        Secretary and General Counsel

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                                 EXHIBIT INDEX

EXHIBIT                                                                    PAGE
-------                                                                    ----


 2.1 Agreement and Plan of Merger dated as of May 12, 1998 by and among HTE, HTE-UCS, Inc., a Florida corporation and a wholly-owned subsidiary of HTE (the "Merger Sub"), UCS and O. F. Ramos, William K. North, Robert W. Nelson, Dania Ramos, Thomas F. Mersch and
      Alvin W. North.

 2.2 Amendment to Agreement and Plan of Merger dated as of May 28, 1998 by and among HTE, HTE-UCS, Inc., a Florida corporation and a wholly-owned Subsidiary of HTE (the "Merger Sub"), UCS and O. F. Ramos, William K. North, Robert W. Nelson, Dania Ramos, Thomas F. Mersch and Alvin W. North.